POWER OF ATTORNEY




                  Each person whose signature appears below designates and appoints LYLE G. HUBBARD and RICHARD C. DIETZ, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Gardenburger, Inc., an Oregon corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 2,050,000 shares of common stock of Gardenburger, Inc., and options and other awards relating thereto to be issued pursuant to the Gardenburger, Inc., 1992 First Amended and Restated Combination Stock Option Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 26th day of May, 1999.


Signature                              Title
---------                              -----


/s/ Lyle G. Hubbard                    Director, President and Chief
-----------------------------          Executive Officer
Lyle G. Hubbard                        (Principal Executive Officer)


/s/ Richard C. Dietz                   Executive Vice President, Chief Financial
-----------------------------          Officer, Secretary and Treasurer
Richard C. Dietz                       (Principal Financial and
                                        Accounting Officer)


/s/ Kyle A. Anderson                   Director
-----------------------------
Kyle A. Anderson


/s/ Alexander P. Coleman               Director
-----------------------------
Alexander P. Coleman


                                       Director
-----------------------------
Jason M. Fish

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


/s/ Ronald C. Kesselman                Director
-----------------------------
Ronald C. Kesselman


/s/ Richard L. Mazer                   Director
-----------------------------
Richard L. Mazer


/s/ Mary O. McWilliams                 Director
-----------------------------
Mary O. McWilliams


/s/ Michael L. Ray                     Director
-----------------------------
Michael L. Ray


/s/ E. Kay Stepp                       Chairman of the Board
-----------------------------
E. Kay Stepp


/s/ Paul F. Wenner                     Founder, Chief Creative
-----------------------------          Officer and Director
Paul F. Wenner



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